SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 12, 2004

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-03389	11-6040273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Crossways Park West, Woodbury, New York		11797-2055
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 390-1400

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

99.1           Press Release dated August 12, 2004.

Item 12. Results of Operations and Financial Condition

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 12. Results of Operations and Financial Condition.

The information contained in this Current Report, including exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 12, 2004, Weight Watchers International, Inc. issued a press release announcing its financial results for the 2nd quarter 2004. A copy of the press release is attached hereto as exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: August 12, 2004	By:	/s/ Robert W. Hollweg
	Name:	Robert W. Hollweg
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release dated August 12, 2004.